EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IRIDEX Corporation (the "Company") on Form 10-Q for the quarter ending April 2, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Theodore A. Boutacoff, Chief Executive Officer, and Larry Tannenbaum, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2005

By: /s/ THEODORE A. BOUTACOFF
Name: Theodore A. Boutacoff
Title: President and Chief Executive Officer
(Principal Executive Officer)

Date: May 17, 2005

By: /s/ LARRY TANNENBAUM
Name: Larry Tannenbaum
Title: Chief Financial Officer and Vice President,
Administration
(Principal Financial and Accounting Officer)